SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant   /X/

Filed  by  a  Party  other  than  the  Registrant  /  /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-1862


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2001


TO  THE  SHAREHOLDERS  OF  COMMUNITY  WEST  BANCSHARES:

     NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Community West Bancshares and the call of its Board of Directors, the 2001 Annual Meeting of Shareholders of Community West Bancshares (the "Company") will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 24, 2001, at 6:00 p.m. Pacific Daylight Time (the "Meeting"), for the purpose of considering and voting on the following matters:

          1.     ELECTION  OF  DIRECTORS.  Electing  the  following  eleven (11)
                 ----------------------
     persons to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified:

             Michael  A.  Alexander         Michel  Nellis

             Mounir  R.  Ashamalla          William  R.  Peeples

             Robert  H.  Bartlein           Richard  M.  Sanborn

             Jean  W.  Blois                James  R.  Sims,  Jr.

             John  D.  Illgen               Llewellyn  W.  Stone

             Lynda  Nahra

          2.     INDEPENDENT  PUBLIC  ACCOUNTANTS.  Ratification  of  Arthur
                 ---------------------------------
     Andersen, LLP to continue to serve as the Company's independent public accountants for the current fiscal year, ending December 31, 2001.

          3.     OTHER  BUSINESS.  Transacting  such  other  business  as  may
                 ---------------
     properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 2, 2001, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     The Bylaws of the Company provide for the nomination of directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."
     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.
     By  Order  of  the  Board  of  Directors


April  27,  2001                              Michel  Nellis,  Secretary

                           ANNUAL REPORT ON FORM 10-K
                           --------------------------

COPIES  OF  THE  COMPANY'S  2000  ANNUAL  REPORT ON FORM 10-K, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: MS. LYNDA PULLON RADKE, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CALIFORNIA 93117-3474, TELEPHONE (805) 692-1862.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                          GOLETA, CALIFORNIA 93117-3474


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2001


                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of Community West Bancshares (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors") of proxies to be used at the Annual Meeting of Shareholders, to be held on Thursday, May 24, 2001 at 6:00 p.m. Pacific time at the Holiday Inn, 5650 Calle Real, Goleta, California 93117 (the "Meeting"), and at any and all adjournments thereof. The Company's 2000 Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2000 accompanies this Proxy Statement, which is first being mailed to recordholders on or about April 27, 2001.

     Regardless of the number of shares of Common Stock owned, it is important that the shareholders of a majority of shares be represented by proxy or present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "AUTHORITY GIVEN" for the election of the nominees for directors named in this Proxy Statement, "FOR" ratification of Arthur Andersen, LLP ("Andersen") as independent public accountants of the Company for year ending 2001. If any other business is properly presented at the Meeting, the proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

     Other than the matters set forth on the attached Notice of the Meeting, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers the designated proxy holder's discretionary authority to vote the shares in accordance with the recommendations of the Company's Board of Directors on such other business, if any, that may properly come before the Meeting and at any adjournments thereof, including whether or not to adjourn the Meeting.

You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the recordholder to vote personally at the Meeting.

The  matters  to  be  considered  and  voted  upon  at  the  Meeting  will  be:

1.     ELECTION  OF  DIRECTORS.  Electing  the  following  eleven persons to the
       -----------------------
Board of Directors to serve until the 2002 Annual Meeting and until their successors are elected and have qualified:



             Michael  A.  Alexander         Michel  Nellis

             Mounir  R.  Ashamalla          William  R.  Peeples

             Robert  H.  Bartlein           Richard  M.  Sanborn

             Jean  W.  Blois                James  R.  Sims,  Jr.

             John  D.  Illgen               Llewellyn  W.  Stone

             Lynda  Nahra

     2.   INDEPENDENT  PUBLIC  ACCOUNTANTS. Ratification of Arthur Andersen, LLP
          --------------------------------
          to continue to serve as the Company's independent public accountants for the current fiscal year, ending December 31, 2001. Such services will include the examination of the financial statements of the Company for the fiscal year ending on such date and other appropriate accounting services.

     3.   OTHER  BUSINESS.  Transacting such other business as may properly come
          ---------------
          before  the  Meeting  and  any  adjournment  or  adjournments thereof.

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by directors, officers and employees of the Company, and its wholly owned subsidiaries, Goleta National Bank ("Goleta") and Palomar Community Bank ("Palomar"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting. The close of business on April 2, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,107,216 shares. In connection with the election of directors, shares shall be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to voting and the shareholder has properly given notice of the intention to vote cumulatively. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. The total number of votes may be cast for one nominee or may be distributed amongst as many nominees, or in such proportions, as the shareholder so directs.

Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are, however, counted towards a quorum.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT

     Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record, more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by the Company's directors, and executive officers(1), and by all directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company, which has occurred since January 1, 2000, nor of any arrangement, which may, at a subsequent date, result in a change in control of the Company.

                                       NUMBER OF SHARES       NUMBER OF SHARES    PERCENT OF CLASS
                                       OF COMMON STOCK        SUBJECT TO VESTED   BENEFICIALLY
NAME AND TITLE                         BENEFICIALLY OWNED(2)  STOCK OPTIONS(3)    OWNED(3)
-------------------------------------  ---------------------  ------------------  -----------------


MICHAEL A. ALEXANDER,                               121, 039                   -              1.98%
   Chairman of the Board

MOUNIR R. ASHAMALLA,                                  97,391                   -              1.59%
   Director

ROBERT H. BARTLEIN,                                  125,762                   -              2.06%
   Director

JEAN W. BLOIS,                                        50,824              11,554              1.02%
   Director

JOHN D. ILLGEN,                                       46,956              14,414              1.00%
   Director

LYNDA NAHRA                                            1,350              15,500              0.28%
   Director, President of Goleta
   National Bank

MICHEL NELLIS,                                        41,644              14,414              0.92%
   Secretary and Director

WILLIAM R. PEEPLES,(4)                               605,728                   -              9.92%
   Vice Chairman of the Board

LYNDA PULLON RADKE,                                    2,100              38,000              0.65%
   Senior Vice President and
   Chief Financial Officer

RICHARD M. SANBORN,                                      995              11,500               .20%
   Director and President
   of Palomar

JAMES R. SIMS, JR.,                                   29,141              14,414              0.71%
   Director

LLEWELLYN STONE                                       79,084              20,000              1.62%
   Director, President and Chief
   Executive Officer

ALL DIRECTORS AND EXECUTIVE                        1,202,014             139,796             21.48%
   OFFICERS AS A GROUP (12 in number)

PRINCIPAL SHAREHOLDER
---------------------

JOHN D. MARKEL,(5)                                   585,366                   -              9.58%
   Principal Shareholder
===================================================================================================
(1)  As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer and the Senior Vice President and
     Chief  Financial  Officer of the Company. The term "executive officer" also includes  the  President  and  Chief  Executive  Officer of Palomar and the
     President  of  Goleta  National  Bank. The Company's Chairman of the Board,
     Vice  Chairmen  of  the Board, and Secretary are not deemed to be executive officers  of  the  Company.
(2)  Includes  shares beneficially owned, directly and indirectly, together with associates,  except  for  shares  subject  to  vested  stock  options  and outstanding  warrants.  Also includes shares held as trustee and held by or as  custodian

(Footnotes  continued  on  the  next  page)
(Footnotes  continued)


                                        7

     for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.
(3) Shares subject to options held by directors or executive officers that were exercisable within 60 days after the Record Date ("vested") are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.
(4)  Mr.  Peeples'  business  address  is c/o Community West Bancshares 445 Pine
     Avenue  Goleta,  CA  93117.
(5)  Mr.  Markel's  business  address  is c/o Community West Bancshares 445 Pine
     Avenue  Goleta,  CA  93117.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                                   PROPOSAL  1.
                              ELECTION OF DIRECTORS

     Article 3.2 of the Company's Bylaws provides that the authorized number of directors shall not be less than six (6) nor more than eleven (11), with the exact number of directors fixed from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders. The number of directors has been fixed at eleven (11) by action of the Board of Directors.

     The eleven nominees named below, all of whom are currently members of the Company's Board of Directors, will be nominated for re-election as directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all eleven (11) nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the directors and executive officers of the Company, nor do any of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

The following table sets forth, as of the Record Date, the names of the nominees and certain information concerning the persons to be nominated by the Board of Directors for re-election as directors of the Company:


                                                                          YEAR FIRST
                                                                          ELECTED OR
                                      BUSINESS EXPERIENCE                 APPOINTED    YEAR FIRST ELECTED
                                      DURING THE PAST                     DIRECTOR OF  OR APPOINTED DIRECTOR OF
NAME AND TITLE                  AGE   FIVE YEARS                          THE COMPANY  GOLETA OR PALOMAR
------------------------------  ---  -----------------------------------  -----------  ------------------------
MICHAEL A. ALEXANDER,            70  Chairman of Utilicom Corp. since            1997                      1989
  Chairman of the Board              1994. (Electronics)
MOUNIR R. ASHAMALLA,             63  Oral-Maxillo-Facial Surgeon                 1997                      1989
  Director
ROBERT H. BARTLEIN,              53  President of Bartlein Group, Inc.           1997                      1989
  Director                           and Bartlein & Company, Inc.
                                     (Real estate management)
JEAN W. BLOIS,                   73  Independent consultant                      1997                      1989
  Director
JOHN D. ILLGEN,                  56  President and Chairman of Illgen            1997                      1989
  Director                           Simulation Technologies, Inc.
                                     (Computer software simulations)
LYNDA NAHRA,                     50  President of Goleta National Bank,          2001                      2000
  Director(1)                        Regional President Goleta National
                                     Bank, COO Goleta National Bank
                                     (1997-Present), Vice President
                                     Business Sales Manager,
                                     WestAmerica Bank (1996-1997),
                                     Vice President, Team Leader, First
                                     Interstate Bank, Private Banking
                                     Services (1995-1996)
MICHEL NELLIS,                   54  Partner, Nellis Associates.                 1997                      1989
  Secretary and Director             (Financial Services)
WILLIAM R. PEEPLES,              58  Private investor                            1997                      1989
  Vice Chairman of the
    Board
RICHARD M. SANBORN,              38  President and Chief Executive               2000                      2000
  Director(1)                        Officer, Palomar Community Bank
                                     (1999-Present),Vice President,
                                     Regional Director, Home Savings
                                     (1999 - 1997), Senior Vice
                                     President Domestic Lending, Bank
                                     of Southern California (1995 -
                                     1997)
JAMES R. SIMS, JR.,              65  Realtor                                     1997                      1989
  Director
LLEWELLYN W. STONE,              58  President and Chief Executive               1997                      1989
  Director, President and            Officer
  Chief Executive Officer (1)

_____________________________
(1)     This person is an executive officer of the Company.

EXECUTIVE  OFFICER  AND  SIGNIFICANT  EMPLOYEE
----------------------------------------------

The following table sets forth the names and certain information as of the Record Date, concerning the other executive officer of the Company and a significant employee of Goleta except Ms. Nahra, Mr. Sanborn, and Mr. Stone, who are directors of the Company and included in the table set forth above:

                                      TITLE WITH                   BUSINESS EXPERIENCE         TERM OF
                       TITLE WITH     GOLETA  OR                  DURING THE PAST FIVE       OFFICE WITH
NAME                   THE COMPANY    PALOMAR            AGE              YEARS              THE COMPANY
-------------------  ---------------  -----------------  ---  -----------------------------  -----------
LYNDA  PULLON RADKE  Senior Vice      Senior Vice         31  Senior Vice President and      Since 1999
                     President and    President and           Chief Financial Officer, the
                     Chief Financial  Chief Financial         Company (1999 - Present);
                     Officer          Officer, Goleta         Senior Vice President and
                                                              Chief Financial Officer,
                                                              Goleta (1997 - Present);
                                                              Vice President and
                                                              Controller, Goleta (1996 -
                                                              1997)

MICHEAL S. RICE      N/A              Senior Vice         39  Senior Vice President/SBA      Since 1998
                                      President and           Regional Manager, Goleta
                                      SBA Regional            (1998-Present); Vice
                                      Manager for the         President,  Sales and
                                      Western Region          Marketing, The Associates
                                      of SBA, Goleta          (1996-1998)

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS  AND  COMMITTEES
-------------------------

     The Board of Directors of the Company met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2000, and had the following standing committees which met during the year: the Audit Committee and the Compensation Committee. The Company does not have a nominating committee. In addition, the Company's directors served on the Boards of Directors of Goleta and/or Palomar, including the various committees established by those subsidiaries. During 2000, none of the Company's directors attended less than 75% of the Company's board meetings and meetings of committees on which they served.

     The Audit Committee, which is currently composed of four members of the Board of Directors; Messrs. Alexander, Peeples, and Sims and Ms. Nellis. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent accountants. The Audit Committee met four times during 2000.

     The Compensation Committee, which is currently composed of four members of the Board of Directors; Messrs. Alexander, Illgen, and Peeples and Ms. Blois.
The Committee is responsible for deciding executive compensation. The Compensation Committee met once in 2000.

DIRECTORS'  COMPENSATION
------------------------

In 2000, the Company's directors except for Messrs. Sanborn and Stone and Ms. Nahra, were paid for attendance at Company Board meetings at the rate of $500 for each regular Board meeting (with the Chairmen receiving $750); and, for all directors except Messrs. Sanborn and Stone and Ms. Nahra, $150 for each committee meeting.

AUDIT  COMMITTEE  REPORT
------------------------

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgement, has determined that all members of the Audit Committee are "independent" as required by applicable listing standards of the National Association of Securities Dealers. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on April 5, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

     As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. It is the Audit Committee's responsibility to monitor and oversee these processes on behalf of the Board of Directors.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to internal audit services provided by the auditors. The Audit Committee has considered whether other non-audit services provided by the independent public accountants to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and some of the members are not financial experts in the fields of accounting or auditing, including in respect to auditor independence. Members of the Audit Committee rely on the information provided to them without independent verification and on the representations made by management and the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the Company's audited financial statements.

                        SUBMITTED BY THE AUDIT COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

Dated:  February  22,  2001

Michael A. Alexander   Michel Nellis   William R. Peeples    James R. Sims, Jr.

                                   PROPOSAL 2.
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The accounting firm of Arthur Andersen, LLP was engaged as the Company's independent public accountants on May 15, 2000 and served as the Company's independent public accountants for the year ended December 31, 2000. In addition to independent auditing services Andersen has rendered certain non-audit services at the Company's request. All services rendered by Andersen were approved by the Audit Committee of the Company who considered the possible effect of each such service on Andersen's independence.

   The Board of Directors, upon recommendation of its Audit Committee, has recommended to continue the services of this firm for the current fiscal year, ending December 31, 2001, subject to ratification of such appointment by the shareholders. Such services will include the examination of the financial statements of the Company for the fiscal year ending on such date and other appropriate accounting services. A member of Andersen will attend the Meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to questions of the shareholders.

AUDIT  FEES
-----------

     The aggregate fees billed by Andersen for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $241,616, inclusive of costs associated with auditing the Company's financial statements for the years ended December 31, 1999 and 1998.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES
------------------------------------------------------------------

     There were no fees paid to Andersen for financial information systems designs and implementation.

ALL  OTHER  FEES
----------------

     The aggregate fees billed for all other services rendered by Andersen amounted to $86,635.

DISMISSAL  OF  INDEPENDENT  ACCOUNTANTS
---------------------------------------

     Effective  May  12,  2000,  the  Company's  Audit Committee of the Board of
Directors did not reappoint the Company's former independent accountants, Deloitte and Touche, LLP ("Deloitte").

     Reports issued by Deloitte during the last two years did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's report on its audit of the Company's financial statements for the year ended December 31, 1999, included an emphasis of matter paragraph relating to an agreement with the regulators.

     During the fiscal years ended December 31, 1999 and 1998, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures which disagreements if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with its reports, except that, subsequent to the issuance of the Company's fiscal year 1998 financial statements, which had been audited by Deloitte, information came to the attention of the Company's management that caused it to conclude that those financial statements were (as was subsequently reported in the Company's form 10-K), materially erroneous. The information caused the Company to disagree with the audited accounting treatment of certain matters in its previously issued fiscal year 1998 financial statements. The Company's Audit Committee discussed the subject matter of these disagreements before authorizing the restated fiscal year 1998 financial statements. Accordingly, the Company restated its 1998 financial statements.

     In the subsequent interim period through the date of their dismissal, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter in connection with its report.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION
----------------------------------------------------------------

     The Compensation Committee (the "Committee") is made up of four directors, Messrs. Alexander, Illgen, and Peeples, and Ms. Blois, none of whom serve as an officer of the Company or of its subsidiaries. None of the Company's executive officers served on the board of directors compensation committee, or equivalent, of another entity.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION
------------------------------------------------------------

     The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

     The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation. The Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards, and stock option awards as well as benefits under employee benefit plans. Salary levels recommended by the Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the President, the Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. Excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity, or the imposition of changes in generally accepted accounting principles.

     When determining Mr. Stone's bonus compensation for 2000, the Committee noted the overall financial condition of the Company at December 31, 2000. Finally, the Committee reviewed Mr. Stone's total compensation in light of the above-referenced peer surveys.

     The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                             COMPENSATION COMMITTEE


Dated:  November  6,  2000


Michael A. Alexander     Jean W. Blois     John D. Illgen     William R. Peeples

EXECUTIVE  COMPENSATION
-----------------------

     The following table sets forth, for years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and Subsidiaries as well as certain other compensation paid for those years, to the Chief Executive Officer and the other three most highly compensated executive officers at the Company (the "Named Executive Officers").

                                                  LONG-TERM  COMPENSATION
                                                  AWARDS
                                                  ------
          ANNUAL  COMPENSATION
          --------------------
NAME AND POSITION                                 SECURITIES  UNDERLYING
IN GOLETA OR PALOMAR     YEAR   SALARY    BONUS   OPTIONS(1)
-----------------------  ----  --------  -------  ----------

LYNDA NAHRA,             2000  $101,458  $23,577       7,500
  President/Chief        1999  $103,227  $     -           -
  Executive Officer      1998  $ 91,260  $ 5,000           -
    Goleta National
    Bank
LYNDA PULLON RADKE,      2000  $110,000  $25,000      19,000
  Senior Vice            1999  $ 86,408  $     -           -
  President              1998  $ 74,873  $ 7,500       4,000
  and Chief Financial
  Officer
RICK SANBORN,            2000  $123,700  $15,000       4,000
  President  and         1999  $120,000  $20,000       7,500
  Chief Executive        1998         -        -           -
  Officer, Palomar
LLEWELLYN W. STONE,      2000  $175,000  $60,000           -
  President and Chief    1999  $175,000  $     -           -
  Executive Officer      1998  $176,373  $60,000           -
_____________________________

(1) All share figures have been adjusted for the Company's two-for-one stock split in 1998.

STOCK  OPTIONS
--------------

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (the "1997 Plan") providing for the issuance of up to 924,398(1) shares. As of the Record Date 337,731 options had been exercised and options for 392,196 shares were outstanding, leaving 194,471 shares available for future grants.

     Under the terms of the 1997 Plan, full time salaried employees may be granted either nonqualified or incentive stock options, and directors of the Company may only be granted nonqualified options. Options may be granted at a price of not less than 100% of the fair market value of the stock on the date of grant. Options are exercisable in such increments, which need not be equal, as may be determined by the Board of Directors provided, however, that the options granted shall vest and become exercisable at a rate of at least 20% annually over five years from the date of grant. The optionee is not obligated to exercise any portion of an option granted under the 1997 Plan in the period that any portion becomes exercisable. Rather, the optionee's right to exercise such portion shall continue until the option expires. All options expire no later than ten years from the date of grant. Options are granted at the discretion of the Company's Board of Directors.

The following table sets forth certain information regarding stock options granted by the Company to the "named" executive officers during 2000:

                    OPTIONS    GRANTED  TO                         PRICE  APPRECIATION
                   GRANTED IN  EMPLOYEES     EXERCISE  EXPIRATION  FOR OPTION  TERM
NAME                  2000     DURING 2000    PRICE      DATE         5%         10%
------------------  ---------  -----------  ---------  ---------  ----------  ----------

Lynda Nahra              4000         2.4%      $6.75   01/27/10    $16,980     $43,031
                         3500         2.1%      $5.25   09/28/10    $11,556     $29,285
Lynda Pullon Radke       4000         2.4%      $6.75   01/27/10    $16,980     $43,031
                        15000         8.0%      $5.63   06/22/10    $53,063    $134,472
Richard  Sanborn         4000         2.4%      $6.75   01/27/10    $16,980     $43,031
Llewellyn W. Stone          -           0%          -          -          -           -

     The following table sets forth certain information regarding stock options outstanding at December 31, 2000 for the "named" executive officers. No options were exercised by the following individuals during 2000.

                     OPTIONS  AT  DECEMBER 31,      IN THE MONEY OPTIONS
                               2000             AT  DECEMBER  31,  2000 (1)
                    --------------------------  ---------------------------
NAME                EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------  -----------  -------------  ------------  -------------

Lynda Nahra               4,800         10,700             -              -
Lynda Pullon Radke       13,400         24,600  $      4,425              -
Rick Sanborn              1,500         10,000             -              -
Llewellyn W. Stone       20,000              -             -              -

____________________

(1)     Assumes  a  market  value  of  $3.875  per  share  on December 31, 2000.

EMPLOYMENT  AND  OTHER  COMPENSATION  AGREEMENTS
------------------------------------------------

     Mr. Stone has an employment agreement with the Company to serve as its President and Chief Executive Officer. The agreement provides for Mr. Stone to serve for a term of ten years beginning November 16, 1993. Under the terms of the employment agreement, Mr. Stone's base annual salary for 1999 and 2000 was $175,000. The agreement also provides Mr. Stone with the use of a bank-owned automobile, vacation of five weeks per year, country club membership, group medical accident and health disability and life, insurance benefits. In the event Mr. Stone is terminated by the Company without cause or in the event of:
(i) a merger or consolidation where the Company or Goleta is not the surviving corporation; (ii) a merger or consolidation or transfer of all or substantially all of the assets of the Company or Goleta; or (iii) certain changes in ownership of the Company, the employment agreement is terminated and Mr. Stone will be entitled to severance pay equal to six months' salary.

     On January 1, 1994, Goleta's Board of Directors entered into an Executive Salary Continuation Agreement with Mr. Stone. The purpose of the Executive
Salary Continuation Agreement is to provide special incentive to Mr. Stone for his continuing employment with Goleta on a long-term basis. The Executive Salary Continuation Agreement provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement in the Executive Salary Continuation Agreement is age 61. In the event of death prior to retirement, Mr. Stone's beneficiary will receive the full salary continuation benefits. In the event of disability, wherein Mr. Stone does not continue employment with the Bank, Mr. Stone is entitled to a total yearly payment equal to $5,000 per year of service beginning with January 1, 1994, up to a total yearly payment of $50,000. If Mr. Stone terminates employment with the Bank for a reason other than death, disability, cause, or voluntary termination, prior to the normal retirement age, he will be entitled to salary continuation benefits calculated as set forth above for disability, except no salary continuation benefits are payable in the event Mr. Stone voluntarily terminates within five years of the date of the Executive Salary Continuation Agreement. In the event of a transfer of controlling ownership or sale of the Company or Goleta, Mr. Stone will become fully vested as to the full amount of salary continuation benefits if termination of employment thereafter occurs. The salary continuation program is funded through life insurance. The cash surrender value of the policies at December 31, 2000 was $781,128 and the annual premiums were $10,602. Earnings on the policy for 2000 were $30,717, and the expense accrual for the present value of benefits to be paid was $36,025.

PROFIT  SHARING  AND  401(K)  PLAN
----------------------------------

     Effective as of September 1, 1995, the Board of Directors of Goleta adopted the Goleta National Bank 401(k) Plan (the "Plan"). The Plan is a qualified profit sharing plan under section 401(a) of the Internal Revenue Code of 1986, as amended, with a 401(k) salary deferral feature. In connection with the bank holding company reorganization and acquisition of Palomar, the Company adopted the Plan. Employees of the Company, Goleta and Palomar are eligible to participate in the Plan if they were employed by Goleta on September 1, 1995, by Palomar on December 18, 1998, or after three months of consecutive service with the Company, Goleta or Palomar. Employees can choose to make contributions of their salary under the Plan's 401(k) salary deferral feature, and the Company may make contributions under the profit sharing feature, subject to certain limitations. The Company's contributions are determined by the Board of Directors. Participating employees vest in the Company's contributions over a five-year period. Benefits from the Plan become available to employees upon retirement, or in the event of total disability. If employment is terminated prior to normal retirement, the employee receives all voluntary salary deferral contributions made and the vested portion of the Company's profit sharing contributions, based on the established vesting schedule.

     As of December 31, 2000, 278 employees were participating in the Plan. During 2000, the Company made a $164,125 profit sharing contribution. The 401(k) Plan has been qualified by the Internal Revenue Service pursuant to the Employee Retirement Income Security Act of 1974.

STOCK  PERFORMANCE  GRAPH
-------------------------

     The following graph presents the cumulative, five-year total return for the Company's (and previously Goleta's) Common Stock compared with the NASDAQ Total Return Index, a broad market index of stocks traded in the NASDAQ National Market and the SNL Securities Index of Banks over $500 million in total assets.

                               [GRAPHIC  OMITED]


                             12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                             --------  --------  --------  --------  --------  --------
CWBC                              100      310        420       426       322       175
NASDAQ -- Total US                100      174        213       300       542       238
SNL $500M - $1B Bank              100      166        270       265       246       177
Asset Size Index
SNL <$500M Bank Asset-Size        100      182        315       287
Index


     The SNL Index for Banks under $500 million was originally selected as the most representative of peer issuers. However, by year-end 1999 the Company's total assets exceeded $500 million. The SNL Index for Banks between $500 million and $1 billion is now deemed most representative. The graph assumes the value of an investment in the Company's Common Stock, the NASDAQ Index and the SNL Bank Index each was $100 on December 31, 1995, and that all dividends were reinvested.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS
--------------------------------------------------

     During 2000 there were no, and as of the date of this Proxy Statement there are no existing or proposed material transactions between the Company and any of the Company's executive officers, directors, or beneficial owners of 5% or more of the Company's Common Stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

     Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with Goleta and/or Palomar in the ordinary course of the subsidiaries' businesses and the subsidiaries expect to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the subsidiaries, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the subsidiaries do not have any limits on the aggregate amount they would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with their internal lending policies and statutory lending limits. The maximum aggregate amount of all such loans during 2000 was approximately $5,707,318. At December 31, 2000, there was approximately $5,407,595 outstanding in such loans, representing 15% of the Company's shareholders' equity. There were no outstanding commitments to lend to the Company's directors and executive officers at December 31, 2000.

     On March 30, 2000, ePacific.com redeemed 1,800,000 of its 2,100,000 shares held by the Company and repaid a loan from Goleta with a balance of $3,725,000 for $4,500,000 in cash. The Company continues to hold a 10% interest in ePacific.com but is no longer required to include ePacific.com in its consolidated financial statements.

     In November 1999, the Company obtained a $3,600,000 loan from William R. Peeples, a director of the Company, the proceeds of which were used to make a capital contribution to Goleta. Under the terms of the loan, interest accrued at the rate of 8.25%, with the principal and accrued interest due and payable May 1, 2001. On March 30, 2001 the loan from shareholder was repaid from the proceeds of a loan obtained by the Company from Union Bank of California.

                             SHAREHOLDER  PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2002 Annual Meeting of Shareholders, which is tentatively scheduled for May 23, 2002, and must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 22, 2001. The proposals must also satisfy the conditions established by the Securities and Exchange Commission (the "SEC") for such proposals in order to be included in the Company's Proxy Statement for the 2002 Annual Meeting of Shareholders.

          SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of the Common Stock, to file reports of stock ownership and changes in stock ownership with the SEC. The officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year it complied with all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners.


OTHER  MATTERS  WHICH  MAY  PROPERLY  COME  BEFORE  THE  MEETING

     The SEC's rules permit the Proxy to confer discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 2000 Annual Meeting on April 21, 2000 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter, notice of which is not received at least on or before March 7, 2001.

     The Company's Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgement.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the proxy card obtained from your recordholder to vote personally at the Meeting.

                                       COMMUNITY  WEST  BANCSHARES


Dated:  April  27,  2001               Michel  Nellis,  Secretary

                                      PROXY
                            COMMUNITY WEST BANCSHARES
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 24, 2001
                             6:00 P.M. PACIFIC TIME

     The undersigned shareholder of Community West Bancshares (the "Company") hereby nominates, constitutes and appoints Michel Nellis, and Robert H. Bartlein, each of them as the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 24, 2001, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

     1.   ELECTION  OF  DIRECTORS.  Authority  to elect the eleven persons named
          ------------------------
          below and in the Proxy Statement dated April 27, 2001, accompanying the Notice of said Meeting, to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified:


          Michael  A.  Alexander   Michel  Nellis

          Mounir  R.  Ashamalla    William  R.  Peeples

          Robert  H.  Bartlein     Richard  Sanborn

          Jean  W.  Blois          James  R.  Sims,  Jr.

          John  D.  Illgen         Llewellyn  W.  Stone

          Lynda  Nahra

          AUTHORITY  GIVEN   [   ]             AUTHORITY  WITHHELD  [   ]

          IF YOU WISH TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD ENTER THE NAME (S) OF THE NOMINEE (S) WITH RESPECT TO WHOM YOU DO NOT WISH TO VOTE FOR IN THE SPACE PROVIDED BELOW:

     2.   RATIFICATION  OF  INDEPENDENT  ACCOUNTANTS. The ratification of Arthur
          -------------------------------------------
          Andersen,  LLP  as  the  Company's  independent  accountants for 2001.

          FOR   [   ]                AGAINST  [   ]             ABSTAIN   [   ]

     3.   OTHER  BUSINESS.  To  transact  such  other  business  as may properly
          ----------------
          come  before  the Meeting and any adjournment or adjournments thereof.


                      PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER, IF ANY, PRESENTED AT THE MEETING, NOTICE OF WHICH IS RECEIVED BY THE COMPANY AFTER MARCH 7, 2001. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH OTHER MATTERS.


                                               Dated:____________,  2001
     _________________________________
     (Number  of  Shares)


     _________________________________
     (Please  Print  Your  Name)               (Signature  of  Shareholder)


     _________________________________
     (Please  Print  Your  Name)               (Signature  of  Shareholder)


          (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

     I  do  [   ]     do  not  [   ]     expect  to  attend  the  Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.

Exhibit  A

                            COMMUNITY WEST BANCSHARES
                             AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In  meeting  its  responsibilities,  the  audit  committee  is  expected  to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the board of directors.

2.   Review  and  update  the  committee's  charter  annually.


3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Review and concur the appointment, replacement, reassignment, or dismissal of the internal audit function.


5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant. This includes insuring that the independent accountants submit a formal written statement regarding relationships and services that may effect objectivity and independence.

6. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.


7. Consider, in consultation with the independent accountant and management, the audit scope and plan of the internal auditors and the independent accountant.

8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.


9. Review with management and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10.  Consider  and  review  with  the  independent  accountant  and  management:
     (a) The adequacy of the company's internal controls including computerized information system controls and security.
     (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

11. Review with management and the independent accountant at the completion of the annual examination:
     (a)  The  company's  annual  financial  statements  and  related footnotes.
     (b) The independent accountant's audit of the financial statements and his or her report thereon.
     (c) Any significant changes required in the independent accountant's audit plan.
     (d) Any serious difficulties or disputes with management encountered during the course of the audit.
     (e) Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

12.  Consider  and  review  with  management:
     (a) Significant findings during the year and management's responses thereto.
     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
     (c)  Any  changes  required  in  the  planned  scope  of  their audit plan.
     (d)  The  internal  auditing  department  budget  and  staffing
     (e)  The  internal  auditing  department  charter.
     (f) Internal auditing's compliance with The Institute of Internal Auditor's Standards for the Professional Practice of Internal Auditing (Standards).

13. Review filings with the SEC and other published documents containing the company's financial statements and considers whether the information contained in these documents is consistent with the information contained in the financial statements.